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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 29, 2003

                                 Date of Report
                        (Date of earliest event reported)


                         PRECISE SOFTWARE SOLUTIONS LTD.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



            ISRAEL                     000-30828               NOT APPLICABLE
            ------                     ---------               --------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


              1 HASHIKMA STREET, P.O. BOX 88, SAVYON 56518, ISRAEL
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (ZIP Code)


      Registrant's telephone number, including area code: 972 (3) 635-2566
                                                          ----------------


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS
AND FINANCIAL CONDITION).

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

     On April 29, 2003, Precise Software Solutions Ltd. issued a press release reporting its financial results for the three months ended March 31, 2003. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit      Description
     -------      -----------

     99.1         Press Release issued April 29, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PRECISE SOFTWARE SOLUTIONS LTD.



Date: May 1, 2003                              By: /s/ Marc Venator
                                                   -----------------------------
                                                   Marc Venator
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------

     99.1        Press Release issued April 29, 2003.